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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                October 11, 2001


                               DTVN HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


     Delaware                    0-22076                    76-0404904
-------------------          --------------            ---------------------
  (State or other              (Commission               (I.R.S. Employer
  jurisdiction of             File Number)              Identification No.)
   incorporation)


                               1801 Gateway Blvd.
                                   Suite 101
                            Richardson, Texas 75080
          (Address of Principal Executive Offices, including zip code)


                                 (972) 783-0284
              (Registrant's Telephone Number, including area code)


                        635 West Campbell Road, Suite 130
                             Richardson, Texas 75080
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS

               On October 11, 2001, DTVN Holdings, Inc. issued a press release filed herewith as Exhibit 99.1, regarding, among other things, the election of two new directors.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements of business acquired

               Not applicable

          (b)  Pro forma financial information

               Not applicable

          (c)  Exhibits

               99.1     Press Release dated October 11, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DTVN HOLDINGS, INC.


                                  By:   /s/ HUGH D. SIMPSON
                                      -----------------------------------------
                                          Hugh D. Simpson
                                          President and Chief Executive Officer

Dated: November 5, 2001


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                                Index to Exhibits

     Exhibit
     Number         Description
     ------         -----------


     99.1           Press Release dated October 11, 2001


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